UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 29, 2018 (June 28, 2018)

TWELVE SEAS INVESTMENT COMPANY

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38540	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25/28 Old Burlington Street

Mayfair, London, W1S 3AN

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 203 096 2150

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported on a Current Report on Form 8-K of Twelve Seas Investment Company (the “Company”), on June 22, 2018, the Company consummated its initial public offering (“IPO”) of 18,000,000 units (the “Units”), each Unit consisting of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), one redeemable warrant of the Company (“Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $11.50 per share and one right to receive one-tenth (1/10) of one Ordinary Share upon consummation of the Company’s initial business combination, pursuant to the registration statements on Form S-1 (File Nos. 333-225352 and 333-225732). The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $180,000,000. The Company also granted EarlyBirdCapital, Inc., the representative of the several underwriters in the IPO, a 45-day option to purchase up to 2,700,000 additional Units to cover over-allotments, if any (“Over-Allotment Units”). On June 28, 2018, the underwriters exercised the option in full and purchased 2,700,000 Units, generating gross proceeds of $27,000,000.

As previously reported on a Current Report on Form 8-K of the Company, on June 22, 2018, simultaneously with the consummation of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 475,000 Units (the “Private Placement Units”) to Twelve Seas Sponsors I LLC (the “Sponsor”), generating gross proceeds to the Company of $4,750,000. On June 28, 2018, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale of an additional 54,000 private placement units to the Sponsor, generating gross proceeds of $540,000.

A total of $207,000,000, comprised of $201,710,000 of the proceeds from the IPO and the sale of the Over-Allotment Units and $5,290,000 of the proceeds of the sale of the Private Placement Units and the private placement units on June 28, 2018, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of June 22, 2018 reflecting receipt of the net proceeds from the IPO and the Private Placement on June 22, 2018, but not the proceeds from the sale of the Over-Allotment Units nor the private placement on June 28, 2018, had been prepared by the Company and previously filed on a Current Report on Form 8-K on June 27, 2018. The Company’s unaudited pro forma balance sheet as of June 28, 2018, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the private placement on the same day is included as Exhibit 99.1 to this Current Report on Form 8-K.

A copy of the press release issued by the Company announcing the consummation of the sale of the Over-Allotment Units is included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Pro Forma Balance Sheet

99.2	Press Release, dated June 28, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWELVE SEAS INVESTMENT COMPANY

	By:	/s/ Dimitri Elkin
Name: Dimitri Elkin
Title: Chief Executive Officer

Dated: June 29, 2018

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